UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

US VR GLOBAL.COM INC.
Exact name of registrant as specified in its charter

Delaware	000-50413	98-0407797
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Lot A-2-10, Galeria Hartamas
Jalan 26A/70A, Desa Sri Hartamas
50480 Kuala Lumpur, Malaysia	50480
(Address of principal executive offices)	(Zip Code)

603 6201 0069
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 6, 2018, US VR Global.com Inc. (the “Company”), US VR Global Inc. (“US VR Sub”), each of the shareholders of US VR Sub who either executed a counterpart signature to the Share Exchange Agreement dated February 6, 2018 (the “Exchange Agreement”) or who executed a joinder agreement to the Exchange Agreement following the effective date of the Exchange Agreement but prior to the First Closing (as hereinafter defined) (such shareholders, the “US VR Sub Shareholders”), and Lai Chee Mei (Amanda) as representative of the US VR Sub Shareholders entered into the Exchange Agreement. Pursuant to the terms of the Exchange Agreement, (i) the Company agreed to acquire from the US VR Sub Shareholders all of the shares of common stock of US VR Sub held by such US VR Sub Shareholders in exchange for the issuance by the Company to the US VR Sub Shareholders of shares of the Company’s common stock and shares of the Company’s Series A preferred stock, and (ii) US VR Sub will become a wholly owned subsidiary of the Company.

Pursuant to the terms of the Exchange Agreement, at the first closing (the “First Closing”), each US VR Sub Shareholder agreed to exchange 51% of such US VR Sub Shareholder’s common stock of US VR Sub, with any partial shares resulting from such calculation being rounded to the nearest whole share, for shares of Company common stock, on the basis of one share of Company common stock for each three shares of US VR Sub common stock being exchanged at the First Closing, with any partial shares of Company common stock resulting from such calculation being rounded to the nearest whole share (the “Exchange Common Shares”). The First Closing occurred on February 6, 2018. As a result, at the First Closing, the US VR Sub Shareholders exchanged an aggregate of 378,000,124 shares of US VR Sub common stock, representing 51% of US VR Sub’s common stock, for 126,000,041 shares of Company common stock, representing 99.7% of the Company’s common stock, and US VR Sub became a majority owned subsidiary of the Company.

Pursuant to the terms of the Exchange Agreement, at the second closing (the “Second Closing”), each US VR Sub Shareholder agreed to exchange the balance of such US VR Sub Shareholder’s common stock of US VR Sub for shares of Company Series A preferred stock, on the basis of one share of Company Series A preferred stock for each three shares of US VR Sub common stock being exchanged at the Second Closing, with any partial shares of Series A preferred stock resulting from such calculation being rounded to the nearest whole share. (the “Exchange Preferred Shares” and together with the Exchange Common Shares, the “Exchange Shares”). The exchanges set forth above are together referred to herein as the “Share Exchange.” The Second Closing occurred on April 27, 2018. As a result of the Second Closing, US VR Sub became a wholly owned subsidiary of the Company.

Also on April 27, 2018, the Company issued Series A Preferred Stock (as defined below) to the US VR Sub stockholders at a 3 for 1 basis (three shares of US VR Sub stock for one share of Series A Preferred Stock). As a result, such US VR Sub stockholders hold 121,058,863 shares of Series A Preferred Stock, or a total of 100% of the outstanding Series A Preferred Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2018, the Company filed an Amended and Restated Certificate of Incorporation (the “A&R Certificate”) with the Delaware Secretary of State. The A&R Certificate was approved by the Company’s board of directors and by a stockholder holding a majority of the voting power of our issued and outstanding capital stock. Set forth in the table below is a summary of the differences between the Company’s prior certificate of incorporation, as amended (the “Prior Certificate”) and the A&R Certificate.

	Provision of Prior Certificate	Provision of A&R Certificate

Registered Office	SECOND Its registered office in Delaware is to be located at 2771 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.	Section 2. The registered office of the Corporation is located at c/o Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County, or such other address as the Board shall from time to time select. The name and address of the registered agent of the Corporation in the State of Delaware is Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County, or such other agent and address as the Board shall from time to time select.

Purpose and Business	THIRD The purpose or purposes of the corporation shall be: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.	Section 3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.

Rights and Privileges of Corporation	Not addressed	Section 3 sets forth various rights and privileges of corporation including power to make contracts, purchase and convey real and personal property, appoint officers and agents, adopt and use a common seal or stamp, borrow money, and guarantee/assign/transfer shares of the capital stock in addition to others.

Provision of Prior Certificate	Provision of A&R Certificate

Description of Capital Stock	FOURTH The amount of total authorized stock which the Corporation shall have authority to issue is two hundred million (200,000,000) shares of common stock, par value $0.001 per share and thirty million (30,000,000) shares of preferred stock, par value of $0.001 per share shall remain the same.	Section 5(a) The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be two billion (2,000,000,000) shares of common stock, par value of $0.0001 per share (the “Common Stock”) and five hundred million (500,000,000) shares of preferred stock, par value of $0.0001 per share (the “Preferred Stock”).

Reverse Stock Split of Common Stock	FOURTH Each one hundred (100) shares of common stock issued and outstanding shall automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (“Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be rounded up to the next whole share of common stock.	Not applicable.

Preemptive Rights of Common Stock	Not addressed	Section 4(b)(i) No stockholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

Voting Rights and Powers of Common Stock	Not addressed	Section 4(b)(ii) With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name.

Cash Dividends	Not addressed	Section 4(b)(iii)(A) Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore.

Other Dividends and Distributions of Common Stock	Not addressed	Section 4(b)(iii)(B) The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

Other Rights of Common Stock	Not addressed	Section 4(b)(iv) Except as otherwise required by the DGCL and as may otherwise be provided in these Certificate of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

Provision of Prior Certificate	Provision of A&R Certificate

Classes of Preferred Stock	Not addressed	Section 4(c) The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion.

Authority of Board to fix powers, rights, restrictions of preferred stock	Not addressed.	Section 4(c)(i) – 4(c)(ix) describes the authority of the Board to determine various powers, rights, and restrictions pertaining to the preferred stock

Adoption of Bylaws	SIXTH The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

Section 5 In the furtherance and not in limitation of the powers conferred by statute and subject to Section 6, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation.

Section 3(g) Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States or of the State of Delaware.

Stockholder Amendment of Bylaws	Not addressed.	Section 6 Notwithstanding Section 5, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Management of Corporation	Not addressed.	Section 7. Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws.

Composition of Board	Not addressed.

Section 7. As of the date hereof the Board shall consist of three (3) persons. The directors of the Corporation as of the date hereof shall be as follows:

-      Ramelle Ashram Bin Ramli

-      Jaime Alexander Louis Terauds

-      Lai Chee Mei (Amanda)

Address of Board Members	Not addressed.	Section 7. The mailing address of each of the forgoing is c/o Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County.

Provision of Prior Certificate	Provision of A&R Certificate

Term of Board of Directors	Not addressed.	Section 8. Except as otherwise required by applicable law, each director shall serve for a term ending on the date of the first Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) following the Annual Meeting at which such director was elected. All directors shall have equal standing. Notwithstanding the foregoing provisions of this Section 8, each director shall serve until their successor is elected and qualified or until his death, resignation or removal and no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

Vacancies on Board of Directors	Not addressed.	Section 9. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

Removal of Directors	Not addressed.	Section 10. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote.

Stockholder Action	Not addressed.	Section 11. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and this Certificate of Incorporation have been satisfied.

Provision of Prior Certificate	Provision of A&R Certificate

Special Stockholder Meeting	Not addressed.	Section 12. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Location of Stockholder Meetings	Not addressed.	Section 13. Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws.

Private Property of Stockholders	Not addressed.	Section 14. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the Corporation’s debts.

Amendments	Not addressed.	Section 15. The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Certificate of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation.

Term of Existence	Not addressed.	Section 16. The Corporation is to have perpetual existence.

Fiduciary Duty and Liability of Directors

SEVENTH

No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

Section 17. No director of this Corporation shall have personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable Sections of the DGCL, (iv) the payment of dividends in violation of the DGCL or, (v) for any transaction from which the director derived an improper personal benefit.

Effect of repeal or modification on Liability of Directors	SEVENTH No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.	Section 17. Any repeal or modification of this Section 17 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Indemnification	Not addressed.	Sections 18(a) – 18(e) provides for the indemnification of the Corporation’s officers and directors.

Provision of Prior Certificate	Provision of A&R Certificate

Forum Selection	Not addressed.	Section 19(a) Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

Attorneys’ Fees	Not addressed.	Section 19(b) If any action is brought by any party against another party, relating to or arising out of these Certificate of Incorporation, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of these Certificate of Incorporation, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection any judgment obtained in any such proceeding. The provisions of this Section 19 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

Headings	Not addressed.	Section 20. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Incorporation and shall not be deemed to limit or affect any of the provisions hereof.

The foregoing description of the A&R Certificate does not purport to be complete and is qualified in its entirety by reference to the A&R Certificate filed as Exhibit 3.1 hereto and incorporated herein by reference.

On April 26, 2018, the Company filed a certificate of designations (the “Certificate of Designations”) for the Company’s Series A convertible preferred stock (the “Series A Preferred Stock”) consisting of 121,058,863 shares, with the following designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions:

(a) Number and Stated Value. The number of authorized shares of the Series A Preferred Stock is 121,058,863 shares. Each share of Series A Preferred Stock has a stated value of $2.79 (the “Stated Value”).

(b) Dividends.

(i)	Holders of shares of Series A Preferred Stock (the “Series A Holders”) are entitled to receive, and the Corporation will pay, whether or not declared by the Board of Directors, dividends on shares of Series A Preferred Stock, to be paid on each share of Series A Preferred Stock, in cash, as follows:

(A)	a dividend equal to 1% of the Stated Value, to be paid on the second anniversary of the issuance of the applicable shares of Series A Preferred Stock;

(B)	a dividend equal to 2% of the Stated Value, to be paid on the third anniversary of the issuance of the applicable shares of Series A Preferred Stock;

(C)	a dividend equal to 2% of the Stated Value, to be paid on the fourth anniversary of the issuance of the applicable shares of Series A Preferred Stock; and

(D)	a dividend equal to 2% of the Stated Value, to be paid on the fifth anniversary of the issuance of the applicable shares of Series A Preferred Stock.

(c) Participation. The Series A Preferred Stock will not participate in any distributions or payments to the holders of the Common Stock.

(d) Vote. The Series A Preferred Stock has no voting rights other than as set forth in clause (h) below.

(e) Conversion. Initially, and subject to the limitations herein, each share of Series A Preferred Stock will automatically convert or will be convertible at the election of the Series A Holder, as set forth below, into one share of Common Stock, subject to adjustment as set forth herein (the “Series A Conversion Shares”). A Series A Holder may elect to convert the Series A Preferred Stock into Series A Conversion Shares at any time after the one year anniversary of the issuance thereof and prior to the five year anniversary of the issuance thereof (each an “Elective Conversion”). To the extent not converted to Series A Conversion Shares as of the fifth anniversary of the issuance thereof, such shares of Series A Preferred Stock will automatically convert to Series A Conversion Shares on the date that is the fifth anniversary of the issuance thereof (each an “Automatic Conversion”).

(f) Adjustment. In the event of any forward or reverse split of the Common Stock, the conversion ratio of the Series A Preferred Stock shall be proportionately and equitably adjusted automatically.

(g) No Reissuance. Any shares of Series A Preferred Stock converted into Common Stock pursuant to the terms herein may not be reissued by the Corporation.

(h) Amendment of Certificate. The Corporation may not amend (including by merger, consolidation or otherwise) this Certificate of Designation in any manner without the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock voting as a separate class.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of the registrant.
3.2	Certificate of Designations of Series A Convertible Preferred Stock of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US VR GLOBAL.COM INC.

Date: May 1, 2018	/s/ Ramelle Ramli
Ramelle Ramli
Chief Executive Officer and Chairman